YOUTHSTREAM MEDIA NETWORKS, INC.

                         Amendment to Employment Agreement

                                As of June 29, 2001


     The employment agreement dated June 20, 2000 between James G. Lucchesi and Youthstream Media Networks, Inc. is amended to extend the term of employment from June 30, 2002 to June 30, 2003. Accordingly, section 2 of the employment agreement is amended to read as follows:

     "2. Term of Employment. The term of the Executive's employment under this agreement shall commence on the date of this agreement and, subject to earlier termination upon the Executive's death or disability pursuant to section 5.1 or pursuant to section 6, shall continue until the close of business on June 30, 2003."

     Except as set forth above, the employment agreement shall remain in effect without modification.


                              YOUTHSTREAM MEDIA NETWORKS, INC.


                              By:    /s/ HARLAN D. PELTZ
                                 ----------------------------------
                                 Name:
                                 Title:



                                     /s/ JAMES G. LUCCHESI
                                 ------------------------------------
                                         James G. Lucchesi